UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2020

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue	New York	New York	10017-5592
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.000% Notes due 2020	PM20B	New York Stock Exchange
Floating Notes due 2020	PM20C	New York Stock Exchange
1.750% Notes due 2020	PM20A	New York Stock Exchange
4.500% Notes due 2020	PM20	New York Stock Exchange
1.875% Notes due 2021	PM21B	New York Stock Exchange
1.875% Notes due 2021	PM21C	New York Stock Exchange
4.125% Notes due 2021	PM21	New York Stock Exchange
2.900% Notes due 2021	PM21A	New York Stock Exchange
2.625% Notes due 2022	PM22A	New York Stock Exchange
2.375% Notes due 2022	PM22B	New York Stock Exchange
2.500% Notes due 2022	PM22	New York Stock Exchange
2.500% Notes due 2022	PM22C	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Equity Awards. Named executive officers of Philip Morris International Inc. (the "Company") receive 40% of their targeted equity award in the form of restricted stock units, or RSUs, and 60% in the form of performance share units, or PSUs. Accordingly, on February 6, 2020, the Compensation and Leadership Development Committee of the Board of Directors of the Company (the “Committee”) approved the grants of RSUs and PSUs under the Philip Morris International Inc. 2017 Performance Incentive Plan to the Company's named executive officers in the amounts indicated below:

Name	RSUs	PSUs

André Calantzopoulos	53,730	80,600
Marc Firestone	14,610	21,920
Martin G. King	6,660	9,980
Jacek Olczak	19,540	29,300
Miroslaw Zielinski	12,920	19,380

The foregoing awards of RSUs are due to vest on February 15, 2023. The form of the RSU agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing awards of PSUs are due to vest on February 15, 2023 at the end of a three-year (2020-2022) performance cycle only to the extent performance goals pre-established and pre-weighted by the Committee are achieved. The form of the PSU agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Annual Incentive Compensation Awards. On February 6, 2020, the Committee approved annual incentive compensation awards for 2019, payable in cash, to the Company's named executive officers, in the amounts indicated below:

Name	Annual Incentive Award
	CHF	US$	(a)
André Calantzopoulos	5,310,830	5,449,495.77
Marc Firestone	1,893,390	1,942,826.41
Martin G. King	1,083,720	1,112,015.93
Jacek Olczak	2,531,250	2,597,340.94
Miroslaw Zielinski	1,674,440	1,718,159.63

(a)	Annual incentive compensation awards are converted to U.S. dollars using the average conversion rate on February 6, 2020 of CHF1.00 = $1.02611.
The annual incentive compensation awards were set based on a pre-established matrix formula employing six performance measures.
Base Salaries. The Committee made no changes to the base salaries of the named executive officers from the previously disclosed levels, except that Mr. Calantzopoulos’s base salary was increased from CHF 1,513,057 (approximately, $1,552,563) to CHF 1,570,010 (approximately, $1,611,003) effective April 1, 2020.1
The Company will provide additional information regarding the compensation of its named executive officers in the Company’s proxy statement for the Company’s Annual Meeting of Shareholders, which will be issued in March 2020.

1 Using the average conversion rate on February 6, 2020 of CHF1.00 = $1.02611.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Unit Agreement.

10.2	Form of Performance Stock Unit Agreement.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and Corporate Secretary
DATE: February 11, 2020